UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 28, 2007

STANFORD MANAGEMENT LTD.
(Exact name of registrant as specified in its charter)

Commission File No. 333-108218

Delaware	98-0413066
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

420 - 625 Howe Street
Vancouver, British Columbia, Canada, V6C 2T6
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (604) 719-8129

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

          Resignation of Director and Officer

Following the resignations of Glen Macdonald as President, Chief Executive Officer and as a Director of Stanford Management Ltd. (the “Registrant”), on November 28, 2007, the Registrant appointed Janay B . Gregorio, Professional Geologist, as Chief Executive Officer, President and as a Dirctor of the Registrant.

Mr. Gregorio attained a Bachelor of Science degree in Geology in 1999 from the University of the Far East in Manila, Philippines after attending four years of university. Presently he is active in carrying out tests on mining sites in the Philippines.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STANFORD MANAGEMENT LTD.

                    By:                       VERA MCCULLOUGH
                                                                    Vera McCullough, Secretary Treasurer and
Director

Date: November 28, 2007